UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

TravelCenters of America Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-33274	20-5701514
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, OH 44145-5639

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (440) 808-9100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Shares of Common Stock, $0.001 Par Value Per Share	TA	The Nasdaq Stock Market LLC
8.25% Senior Notes due 2028	TANNI	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2029	TANNL	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2030	TANNZ	The Nasdaq Stock Market LLC

Securities registered pursuant to section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 10, 2023, TravelCenters of America Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider and vote on the proposals set forth in the definitive proxy statement filed by the Company on April 3, 2023.

The voting results at the Special Meeting were as follows:

Proposal 1: The Company’s stockholders voted to approve the merger (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of February 15, 2023, by and among the Company, BP Products North America Inc., a Maryland corporation (“BP”), and Bluestar RTM Inc., a Maryland corporation and an indirect wholly-owned subsidiary of BP (“Merger Subsidiary”), pursuant to which Merger Subsidiary will be merged with and into the Company.

The number of shares of TravelCenters common stock cast in favor and against Proposal 1 and the number of abstentions were as follows:

Votes For	Votes Against	Abstain
10,929,077	166,771	655,930

Proposal 2: The Company’s stockholders voted to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger.

The number of shares of TravelCenters common stock cast in favor and against Proposal 2 and the number of abstentions were as follows:

Votes For	Votes Against	Abstain
5,706,704	5,126,352	918,722

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting, if necessary, to solicit additional proxies, in the event there were insufficient votes from the Company’s stockholders to approve Proposal 1. As there were sufficient votes from the Company’s stockholders to approve Proposal 1, adjournment of the Special Meeting to solicit additional proxies was unnecessary and such proposal was not submitted to the Company’s stockholders for approval at the Special Meeting.

Item 8.01. Other Events

On May 10, 2023, the Company issued a press release announcing receipt of stockholder approval of the Merger, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

 Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith.

Exhibit No.	Description
99.1	Press release issued on May 10, 2023

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TravelCenters of America Inc.

	By	/s/ Mark R. Young
Date: May 11, 2023		Mark R. Young
Executive Vice President and General Counsel